SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




     Date of report (Date of earliest event reported) December 6, 2000
                            (November 30, 2000)


                            Sunbeam Corporation
-----------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

         Delaware                     0001-000052              25-1638266
------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)        Identification No.)


    2381 Executive Center Drive, Boca Raton, Florida    33431
------------------------------------------------------------------------------
(Address of Principal Executive Offices)


Registrant's telephone number, including area code       561/912-4100
                                                  ---------------------------


-----------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)




Item 4.  CHANGE IN ACCOUNTANT PREVIOUSLY ENGAGED TO AUDIT A SIGNIFICANT
         SUBSIDIARY

Sunbeam's principal auditor since 1998 has been Deloitte & Touche LLP ("D&T"). In reporting on the consolidated financial statements of Sunbeam, D&T has in each of the years ended December 31, 1998 and 1999 relied on and referred to the audits of The Coleman Company ("Coleman"), a consolidated subsidiary of Sunbeam, which audits were performed by Ernst & Young LLP ("E&Y"). Coleman had engaged E&Y to be its auditor prior to Sunbeam's acquisition of approximately 80% of Coleman in 1998, and continued to use E&Y for 1998 and 1999 because Coleman was itself a separate public company and registrant. In January 2000, Sunbeam acquired the remaining publicly held Coleman shares and Coleman ceased being a separate public company and registrant.

Since Coleman is now a wholly-owned subsidiary of Sunbeam, separate audits of its financial statements are no longer required by Securities and Exchange Commission regulations. Consequently, on November 30, 2000 E&Y was dismissed as Coleman's auditor, and D&T was engaged to audit the Coleman subsidiary in conjunction with its audit of Sunbeam.

E&Y's report on the financial statements of Coleman for the years ended December 31, 1998 and 1999, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

This decision was recommended and approved by Sunbeam's audit committee on November 30, 2000.

During the two fiscal years ended December 31, 1998 and 1999, and through November 30, 2000, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During the two fiscal years ended December 31, 1998 and 1999, and through November 30, 2000, there were no "Reportable Events" (hereinafter defined) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. As used herein, the term "Reportable Event" means any of the items listed in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

Sunbeam has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated November 30, 2000, is attached hereto as Exhibit 16.

Item 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS


                                  EXHIBITS

Exhibit No.                   Description

16                Letter from Ernst & Young LLP, dated as of December 6, 2000


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Sunbeam Corporation
                                  -------------------------------------------
                                  (Registrant)


Date  December 6, 2000            By:/s/  Steven R. Isko
                                     ----------------------------------------
                                     Steven R. Isko, Senior Vice President,
                                     General Counsel and Assistant Secretary